THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM

Supplement dated July 28, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after August 18, 2025.  These changes are related to:
a)	Appendix A – Funds Available Under The Contract; and
b)	Appendix B – Investment Requirements.
All other provisions outlined in your variable annuity prospectus remain unchanged.
The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Franklin Templeton Core Bond Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.37%	1.61%	0.04%	1.57%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.56%	9.41%	5.77%	5.60%

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.
Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective on or about August 18, 2025, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for Managed Risk Riders. If you elect i4LIFE® Advantage Guaranteed Income Benefit or 4LATER® Advantage (Managed Risk), the LVIP Franklin Templeton Core Bond Fund will be added to the list of funds in Group 1 and the list of funds to which you must allocate 100% of your Contract Value or i4LIFE® Advantage Account Value.

The following changes apply to Investment Requirements for Lincoln Wealth PassSM and i4LIFE® Advantage Select Guaranteed Income Benefit. If you elect Lincoln Wealth PassSM or i4LIFE® Advantage Select Guaranteed Income Benefit, the LVIP Franklin Templeton Core Bond Fund will be added to the list of funds in Group 1 and to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value. The LVIP Structured Moderate Allocation Fund will be added to the list of funds in Group 2.

The following changes apply to Investment Requirements for other Living Benefit Riders. If you elect a Living Benefit Rider other than 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or i4LIFE® Advantage Select Guaranteed Income Benefit, the LVIP Franklin Templeton Core Bond Fund will be added to the list of funds in Group 1 and to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value. The LVIP Structured Moderate Allocation Fund will be added to the list of funds in Group 2 and to the list of funds to which you much allocate 100% of your i4LIFE® Advantage Account Value.

Please retain this supplement for future reference.